Commitments and Contingencies	12 Months Ended
Dec. 31, 2012
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
Commitments and Contingencies
Operating and Capital Lease Commitments
The Company leases office facilities and certain equipment under non-cancelable operating and capital leases. Future minimum lease payments are as follows (in thousands):

	Operating Leases	Capital Leases
Year Ending December 31,
2013	$1,484	$1,209
2014	1,653	808
2015	1,634	416
2016	1,595	6
2017	1,065	—
Total minimum lease payments	$7,431	2,439
Less: imputed interest		(344)
Less: current portion		(959)
Capital lease obligations, net of current portion		$1,136

The gross book value of fixed assets under capital leases as of December 31, 2011 and 2012 was approximately $0.1 million and $2.2 million, respectively. The net book value of fixed assets under capital leases as of December 31, 2011 and 2012 was approximately $0.1 million and $1.7 million, respectively. Capital lease obligations are included in other current liabilities and other long-term liabilities. The amortization of fixed assets under capital leases is included in depreciation expense in the accompanying consolidated statements of operations.
Future minimum lease payments due under the non-cancelable operating lease arrangements contain fixed rent increases over the term of the lease. Rent expense on these operating leases is recognized over the term of the lease on a straight-line basis. The excess of rent expense over future minimum lease payments due has been reported in other current liabilities and other long-term liabilities in the accompanying consolidated balance sheets. As of December 31, 2011 and 2012, deferred rent related to these leases totaled $0.5 million and $1.1 million, respectively.
In January 2011, the lease agreement for the Company’s headquarters, located in Morrisville, North Carolina (the “Morrisville lease”), was amended to extend the lease through September 2021. This amendment included a one-time cash payment to the Company of $0.2 million to be used at the Company’s sole and absolute discretion. This amount was received and recorded as a lease incentive obligation that is amortized against rent expense on a straight-line basis through the life of the lease. Total payments for the remaining term of the Morrisville lease as of December 31, 2012 are $8.0 million.
Total rent expense for the years ended December 31, 2010, 2011 and 2012 was $1.4 million, $1.1 million and $1.7 million, respectively.
Legal Contingencies
The Company is a party to a variety of legal proceedings that arise in the normal course of business. While the results of such normal course legal proceedings cannot be predicted with certainty, management believes, based on current knowledge, that the final outcome of any matters will not have a material adverse effect on the Company’s business, financial position, results of operations or cash flows.